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                                                                    EXHIBIT 10.9

                     SEVENTH AMENDMENT TO CREDIT AGREEMENT
                             (WITH BORROWING BASE)

     THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of July 3, 1995, (the "Effective Date") is by and between ERC INDUSTRIES, INC. ("Borrower"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association whose principal office is located in Houston, Texas (the "Bank").

                             PRELIMINARY STATEMENT

     The Bank and the Borrower have entered into a Credit Agreement (Borrowing
Base), dated as of February 25, 1991 (the "Credit Agreement") and which Credit Agreement (Borrowing Base) was subsequently amended by that certain First Amendment to Credit Agreement (Borrowing Base), dated effective as of August 31, 1991 (the "First Amendment") and by that certain Second Amendment to Credit Agreement (With Borrowing Base), dated effective as of January 3, 1992 (the "Second Amendment") and by that certain Third Amendment to Credit Agreement (With Borrowing Base), dated effective as of May 31, 1992 (the "Third Amendment") and by certain Fourth Amendment to Credit Agreement (With Borrowing
Base), dated effective as of December 30, 1992 (the "Fourth Amendment") by that certain Fifth Amendment to Credit Agreement (Borrowing Base) dated effective as of February 28, 1994 and by that certain Sixth Amendment to Credit Agreement (Borrowing Base) dated effective as of February 27, 1995. The "Credit Agreement" shall refer to the Credit Agreement as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment and Sixth Amendment. All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as the Credit Agreement. The Bank and the Borrower have agreed to amend the Credit Agreement to the extent set forth herein. The "Agreement" shall also refer to the Credit Agreement as amended by this Amendment.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower hereby agree as follows:

1.  The Credit Agreement is hereby amended by adding the following as a new
    Section 1.1.C after Section 1.1.B of the Credit Agreement:

     "Revolving Credit Note 1.1.C. Subject to the terms and conditions hereof the Bank agrees to make a loan or loans ("Loan 2" or "Loans 2") to the Borrower from time to time before April 1, 1996 not to exceed at any one time outstanding for Borrower the lesser of the Borrowing Base or $1,000,000.00 (the "Commitment 2"), Borrower having the right to borrow, repay and reborrow. The Bank and the Borrower agree that Chapter 15 of the Texas Credit Code shall not apply to this Agreement,

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     the Note 2 (as hereinafter defined) or any Loan 2.  The Loans 2 shall be evidenced by and shall bear interest and be payable as provided in the note of the Borrower of even date herewith (together with any and all renewals, extensions, modifications and replacements thereof and substitutions therefor, the "Note 2")."

2. Section 1.5 of the Credit Agreement entitled "Commitment Fee" is amended by adding the following at the end of the text of such Section 1.5:

     "In consideration for the Commitment 2, Borrower agrees to pay a Commitment fee (computed on the basis of the actual number of days elapsed in a year composed of 365/366 days of .12% per annum and the daily average difference between the Commitment 2 and the principal balance of the Note 2 from August 14, 1994 to the maturity date of the Note 2 (as such Note 2 may be renewed, modified or extended from time to time), such fee to be due and payable in quarterly installments beginning October 3, 1995 and on the last day of each calendar quarter thereafter."

3. Section 1.6 of the Credit Agreement entitled, "Loan Documents" is hereby amended by adding the following at the end of the text of such Section 1.6:

     "The terms "Loan," "Loans" and "Loan 2" or "Loans 2" shall be hereafter referred to collectively as "Loan" or "Loans." The terms "Commitment" or "Commitment 2" shall be hereafter referred to collectively as "Commitment." The terms "Note" and "Note 2" shall be hereafter referred to collectively as "Note."

4. Section 7.4 of the Credit Agreement entitled, "Survival; Parties Bound" is hereby amended by deleting the last sentence of such Section 7.4 and substituting in lieu thereof the following:

     "Except as otherwise provided herein, the term of this Agreement shall be until the final maturity of the Note or the Note 2 and the full and final payment of all amounts due under the Loan Documents."

5. Exhibit A, the Borrowing Base Report of the Credit Agreement, is hereby amended by replacing Exhibit A of the Credit Agreement with the Exhibit A attached hereto and hereby incorporated in the Agreement by reference for all purposes.

6. Borrower confirms and ratifies each of the liens, security interests and other interests granted to Bank in each and all security agreements executed in connection with, related to, or securing the Note and the L/C Obligations as extending to and securing the Loans, L/C Obligations, the Note and the Note 2 including but not limited to, each of those interests and liens described in the

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     following listed Security Agreements. Borrower further agrees and acknowledges that the Collateral as described in any security agreement including any supplemental security agreements executed in connection with related to, or securing the Note, or any other indebtedness of Borrower to Bank included, but not limited to, the following security agreements (including any amendments and supplements thereto) executed by Borrower and delivered to Bank: Security Agreement - (Accounts, Inventory, Equipment, Fixtures, General Intangibles, Other) dated February 26, 1991; Agreement and First Amendment to Security Agreement effective as of February 26, 1991; and any other security agreements previously executed by Borrower and delivered to Bank and not released by Bank and all security agreements executed as of or on or about the Effective Date (each and all "Security Agreements") secures each and all indebtedness of all character and kind related to or evidenced by the Note, the Note 2, the L/C Obligations and the Loan Documents.

7. The Borrower hereby represents and warrants to the Bank that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; and
     (b) no Event of Default, or event which with passage of time, the giving of notice or both would become an Event of Default, has occurred and is continuing as of the date hereof.

8. This Amendment shall become effective as of the Effective Date upon its execution and delivery by each of the parties named in the signature lines below and receipt of additional documents in Proper Form as Bank may require in connection with this Amendment.

9. Borrower further acknowledges that each of the other Loan Documents are in all respects ratified and confirmed, and all of the rights, powers and privileges created thereby or thereunder are ratified, confirmed, extended, carried forward and remain in full force and effect except as the Credit Agreement is amended by this Amendment.

10. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute but one and the same agreement.

11. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

12. This Amendment and the Credit Agreement as amended by this Amendment shall be included within the definition of "Loan Documents" as used in the

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     Credit Agreement and "Agreement", as used in the Credit Agreement, shall mean the Credit Agreement as amended by this Amendment.

THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS & COMMERCE CODE, AND REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS THEREOF, the parties hereto have caused this Amendment to be executed effective as of the Effective Date.

     BORROWER:                         ERC INDUSTRIES, INC.



                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
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     BANK:                             TEXAS COMMERCE BANK NATIONAL ASSOCIATION



                                       By:
                                          --------------------------------
                                       Name:
                                            ------------------------------
                                       Title:
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